Exhibit 99.1


BANC ONE CREDIT CARD MASTER TRUST - SERIES ALLOCATION REPORT

Distribution Date of:                         15-Sep-97     For the Monthly Period    31-Aug-97 Days in Interest Period (30/360) 30
Determined as of:                             09-Sep-97      Monthly Period                  31 Days in Interest Period (Act/360) 31

      Beginning                         Total  Trust           Investor Interest    Series  1994-B        Series  1994-C
 ------------------                   -----------------        -----------------    --------------        --------------


Pool Balance (Principal)              4,982,685,431.66
Finance Charges O/S                     109,908,196.73
Excess Funding Account                            0.00

Initial Invested Amount                                        2,660,000,000.00     950,000,000.00        450,000,000.00
Invested Amount                                                2,660,000,000.00     950,000,000.00        450,000,000.00
Class A Invested Amount                                                             893,000,000.00        423,000,000.00
Class B Invested Amount                                                              57,000,000.00         27,000,000.00

Principal Funding Account                                        223,250,000.00     223,250,000.00                  0.00

Adjusted Invested Amount                                       2,436,750,000.00     726,750,000.00        450,000,000.00
Class A Adjusted Invested Amt                                                       669,750,000.00        423,000,000.00
Class B Adjusted Invested Amt                                                        57,000,000.00         27,000,000.00
Enhancement Invested Amount                                                0.00               0.00                  0.00

Principal Allocation Pct                       100.00%                   53.38%             19.07%                 9.03%
Principal Collections                   602,829,516.42           321,819,736.70     114,935,620.25         54,443,188.54

Floating Allocation Pct                        100.00%                   48.90%             14.59%                 9.03%
Finance Charge Collections               76,490,576.84            37,407,220.60      11,156,539.48          6,908,073.98
Defaulted Amount                         38,785,324.27            18,967,711.33       5,657,036.71          3,502,809.11

Interchange Collections                   6,876,240.43             3,362,780.79       1,002,934.62            621,012.15
Servicer Interchange                                               2,538,281.25         757,031.25            468,750.00

Shared Principal Collections                                     220,194,791.07               0.00         57,945,997.65


      Beginning                            Series  1995-A            Series  1995-B       Series  1996-A        Seller Interest
-----------------------                    --------------            --------------       --------------        ---------------
Pool Balance (Principal)
Finance Charges O/S
Excess Funding Account

Initial Invested Amount                      380,000,000.00            380,000,000.00       500,000,000.00
Invested Amount                              380,000,000.00            380,000,000.00       500,000,000.00
Class A Invested Amount                      357,200,000.00            357,200,000.00       465,000,000.00
Class B Invested Amount                       22,800,000.00             22,800,000.00        35,000,000.00

Principal Funding Account                              0.00                      0.00                 0.00

Adjusted Invested Amount                     380,000,000.00            380,000,000.00       500,000,000.00      2,545,935,431.66
Class A Adjusted Invested Amt                357,200,000.00            357,200,000.00       465,000,000.00                    NA
Class B Adjusted Invested Amt                 22,800,000.00             22,800,000.00        35,000,000.00                    NA
Enhancement Invested Amount                            0.00                      0.00                 0.00                    NA

Principal Allocation Pct                              7.63%                     7.63%               10.03%                46.62%
Principal Collections                         45,974,248.10             45,974,248.10        60,492,431.71        281,009,779.72

Floating Allocation Pct                               7.63%                     7.63%               10.03%                51.10%
Finance Charge Collections                     5,833,484.69              5,833,484.69         7,675,637.76         39,083,356.24
Defaulted Amount                               2,957,927.69              2,957,927.69         3,892,010.12         19,817,612.94

Interchange Collections                          524,410.26                524,410.26           690,013.50
Servicer Interchange                             395,833.33                395,833.33           520,833.33

Shared Principal Collections                  48,932,175.79             48,932,175.79        64,384,441.83



      Ending                           Total  Trust             Investor Interest           Series  1994-B        Series  1994-C
     --------                         --------------            -----------------           --------------        --------------

Pool Balance (Principal)              4,971,943,069.69
Finance Charges O/S                     114,522,522.75
Excess Funding Account                            0.00

Initial Invested Amount                                         2,660,000,000.00              950,000,000.00         450,000,000.00
Invested Amount                                                 2,660,000,000.00              950,000,000.00         450,000,000.00
Class A Invested Amount                                                                       893,000,000.00         423,000,000.00
Class B Invested Amount                                                                        57,000,000.00          27,000,000.00

Principal Funding Account                                         446,500,000.00              446,500,000.00                   0.00

Adjusted Invested Amount                                        2,213,500,000.00              503,500,000.00         450,000,000.00
Class A Adjusted Invested Amt                                                                 446,500,000.00         423,000,000.00
Class B Adjusted Invested Amt                                                                  57,000,000.00          27,000,000.00
Enhancement Invested Amount                                                 0.00                        0.00                   0.00

Principal Allocation Pct                        100.00%                   53.50%                      19.11%                 9.05%
Floating Allocation Pct                         100.00%                   44.52%                      10.13%                 9.05%



      Ending                                Series  1995-A            Series  1995-B       Series  1996-A       Seller Interest
     --------                               --------------            --------------       --------------       ---------------
Pool Balance (Principal)
Finance Charges O/S
Excess Funding Account

Initial Invested Amount                      380,000,000.00            380,000,000.00       500,000,000.00
Invested Amount                              380,000,000.00            380,000,000.00       500,000,000.00
Class A Invested Amount                      357,200,000.00            357,200,000.00       465,000,000.00
Class B Invested Amount                       22,800,000.00             22,800,000.00        35,000,000.00

Principal Funding Account                              0.00                      0.00                 0.00

Adjusted Invested Amount                     380,000,000.00            380,000,000.00       500,000,000.00       2,758,443,069.69
Class A Adjusted Invested Amt                357,200,000.00            357,200,000.00       465,000,000.00                     NA
Class B Adjusted Invested Amt                 22,800,000.00             22,800,000.00        35,000,000.00                     NA
Enhancement Invested Amount                            0.00                      0.00                 0.00                     NA

Principal Allocation Pct                              7.64%                     7.64%               10.06%                 46.50%
Floating Allocation Pct                               7.64%                     7.64%               10.06%                 55.48%


BANC ONE CREDIT CARD MASTER TRUST - SERIES ALLOCATION REPORT


Distribution Date of:                  15-Sep-97 For the Monthly Period         31-Aug-97 Days in Interest Period (30/360)   30
Determined as of:                      09-Sep-97 Monthly Period                 34 Days in Interest Period (Act/360)         31

Minimum Balance Requirement
--------------------------                                   Gross Balances of
Trust Initial Invested Amount               2,660,000,000.00 Accounts Delinquent:                 (%)                   ($)
                                                             -------------------                 -----            --------------
Trust PFA                                     446,500,000.00 30 - 59 days                         2.01%           102,286,368.91
Ending Portfolio Principal Balance          4,971,943,069.69 60 - 89 days                         1.27%            64,699,701.62
                                                             90 days +                            2.49%           126,727,749.95
Beginning Excess Funding Acct Bal                       0.00 Total 30 days +                      5.77%           293,713,820.48
Required Excess Funding Account Deposit                 0.00
Excess Funding Account Withdrawal                       0.00

Seller's Participation Amt (w/o EFA)        2,758,443,069.69 Gross Credit Losses                  9.86%            40,935,004.11
Required Seller's Interest                    348,036,014.88 Net Credit Losses                    9.34%            38,785,324.27
Required Excess Funding Account Balance                 0.00 Discount Option Receivables                                       0
Seller's Participation Amount               2,758,443,069.69 Discount Percentage                                           0.00%
                                                             Finance Charge Billed - pool                          66,260,011.80
                                                             Fees Billed - pool                                     7,702,413.52
                                                             Interest Earned on Collection Account                  2,565,320.08
                                                             Required Principal Balance                         2,660,000,000.00
                                                             EFA + Receivables + PFA                            5,418,443,069.69

BANC ONE CREDIT CARD MASTER TRUST  -  SUMMARY  REPORT
Series     1994-B


Distribution Date of:                                          15-Sep-97
Determined as of:                                              09-Sep-97
For the Monthly Period Ending:                                 31-Aug-97
Days in Interest Period (30/360)                                      30
Days in Interest Period (Actual/360)                                  31

                                                             Beginning                  Ending                     Change
                                                             ---------                  -------                    -------

Pool Balance (Principal)                                 4,982,685,431.66           4,971,943,069.69           (10,742,361.97)
Excess Funding Account                                               0.00                       0.00                     0.00

Invested Amount                                            950,000,000.00             950,000,000.00                     0.00
Class A Invested Amount                                    893,000,000.00             893,000,000.00                     0.00
Class B Invested Amount                                     57,000,000.00              57,000,000.00                     0.00

Principal Funding Account                                  223,250,000.00             446,500,000.00           223,250,000.00

Adjusted Invested Amount                                   726,750,000.00             503,500,000.00          (223,250,000.00)
Class A Adjusted Invested Amount                           669,750,000.00             446,500,000.00          (223,250,000.00)
Class B Adjusted Invested Amount                            57,000,000.00              57,000,000.00                     0.00
Enhancement Invested Amount                                          0.00                       0.00                     0.00

Reserve Account                                                399,053.59                       0.00              (399,053.59)

Available Cash Collateral Amount                            74,182,691.76              53,781,490.59           (20,401,201.16)
Available Shared Collateral Amount                          64,682,691.76              44,281,490.59           (20,401,201.16)
Spread Account                                              36,434,279.88              36,559,934.48               125,654.60

Servicing Base Amount                                      726,750,000.00             503,500,000.00          (223,250,000.00)

Allocation Percentages
----------------------
Floating Allocation Pct                                            14.59%
Principal Allocation Pct                                           19.07%
Class A Floating Pct                                               92.16%
Class B Floating Pct                                                7.84%
Class A Principal Pct                                              94.00%
Class B Principal Pct                                               6.00%


                                                             Series
 Allocations                          Trust                  1994-B                      Class A                      Class B
 ------------                    ------------------------------------------------------------------------------------------------

Principal Collections            602,829,516.42            114,935,620.25             108,039,483.03                 6,896,137.21

Finance Charge Collections        76,490,576.84             11,156,539.48              10,281,516.77                   875,022.70
PFA Investment Proceeds                      NA                989,121.53                 989,121.53                         0.00
Reserve Account Draw                         NA                400,507.88                 400,507.88                         0.00
                                                            --------------             -------------                   -----------
Available Funds                                             12,546,168.89              11,671,146.18                   875,022.70

Monthly Investor Obligations
----------------------------
Servicer Interchange                                           757,031.25                 697,656.25                    59,375.00
Monthly Interest                                             5,986,583.33               5,618,458.33                   368,125.00
Monthly Servicing Fee                                          454,218.75                 418,593.75                    35,625.00
Defaulted Amounts                 38,785,324.27              5,657,036.71               5,213,347.56                   443,689.15
                                                             -------------              -------------                  ----------
                                                            12,854,870.05              11,948,055.89                   906,814.15

Excess Spread                                                        0.00                       0.00                         0.00
Required Amount                                                308,701.16                 276,909.71                    31,791.45

Cash Collateral Account
-----------------------
Cash Collateral Fee                                                                        29,971.51
Risk-Free Fee                                                                              13,497.92
Interest on CCA Draw                                                                        3,432.77
Total Fees - Interest                                                                      46,902.20

Cash Collateral Account  (continued)
------------------------------------
Quarterly Excess Spread Percentage                                                             -1.24%
Principal Payment Rate Calculation                                                             12.14%
Calculated Current Month's Spread Account Cap                                                   5.50%
Spread Account Cap Adjustment                                                                   0.00%
Applicable Spread Account Cap Percentage                                                        5.50%
Beginning Cash Collateral Amount                                                        74,182,691.76
Required Cash Collateral Amount                                                         54,815,000.00
Cash Collateral Account Draw                                                               308,701.16
Cash Collateral Account Surplus                                                         19,367,691.76
Beginning Spread Account Balance                                                        36,434,279.88
Required Spread Account Amount                                                          52,250,000.00
Required Spread Account Draw                                                                     0.00
Required Spread Account Deposit                                                         15,815,720.12
Spread Account Surplus                                                                           0.00

Monthly Principal & Controlled Deposit Amount
---------------------------------------------
Month of Accumulation                                                                               2
Controlled Accumulation Amount                                                         223,250,000.00
Required PFA Balance                                                                   446,500,000.00
Beginning PFA Balance                                                                  223,250,000.00
Controlled Deposit Amount                                                              223,250,000.00
Available Investor Principal Collections                                               120,592,656.96
Principal Shortfall                                                                    102,657,343.04
Shared Principal to Other Series                                                                 0.00
Shared Principal from Other Series                                                     102,657,343.04
Class A Monthly Principal                                                              223,250,000.00
Class B Monthly Principal                                                                        0.00
Monthly Principal                                                                      223,250,000.00
PFA Deposit                                                                            223,250,000.00
PFA Withdrawal                                                                                   0.00
Ending PFA Balance                                                                     446,500,000.00
Principal to Investors                                                                           0.00
Ending Class A Invested Amount                                                         893,000,000.00
Ending Class B Invested Amount                                                          57,000,000.00

Class A Accumulation Period Length
----------------------------------
Min 12 Month Historical Prin Pmt Rate                                                          10.38%
Revolving Investor Interest                                                          2,660,000,000.00
Class A Invested Amount                                                                893,000,000.00
Available Principal                                                                    276,066,609.21
Class A Accumulation Period Length                                                                  4

Reserve Account
---------------
Available Reserve Account Amount                                                                 0.00
Covered Amount                                                                           1,404,614.58
Reserve Draw Amount                                                                        400,507.88
Portfolio Yield                                                                                11.23%
Reserve Account Factor                                                                         33.33%
Portfolio Adjusted Yield                                                                        1.42%
Reserve Account Funding Period Length                                                               0
Reserve Account Funding Date                                                                15-Aug-97
Weighted Average Coupon                                                                         7.56%
Required Reserve Account Amount                                                          3,166,666.67
Reserve Account Surplus                                                                          0.00
Required Reserve Account Deposit                                                         3,166,666.67
Portfolio Yield - 3 month average                                                              10.92%
Base Rate - 3 month average                                                                     9.41%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                                               1.52%


BANC ONE CREDIT CARD MASTER TRUST  -  SUMMARY  REPORT
Series     1994-C


Distribution Date of:                                        15-Sep-97
Determined as of:                                            09-Sep-97
For the Monthly Period Ending:                               31-Aug-97
Days in Interest Period (30/360)                                    30
Days in Interest Period (Actual/360)                                31

                                                          Beginning                  Ending             Change
                                                         ----------                --------            --------
Pool Balance (Principal)                              4,982,685,431.66        4,971,943,069.69     (10,742,361.97)
Excess Funding Account                                            0.00                    0.00               0.00

Invested Amount                                         450,000,000.00          450,000,000.00               0.00
Class A Invested Amount                                 423,000,000.00          423,000,000.00               0.00
Class B Invested Amount                                  27,000,000.00           27,000,000.00               0.00

Principal Funding Account                                         0.00                    0.00               0.00

Adjusted Invested Amount                                450,000,000.00          450,000,000.00               0.00
Class A Adjusted Invested Amount                        423,000,000.00          423,000,000.00               0.00
Class B Adjusted Invested Amount                         27,000,000.00           27,000,000.00               0.00
Enhancement Invested Amount                                       0.00                    0.00               0.00

Reserve Account                                                   0.00                    0.00               0.00

Available Cash Collateral Amount                         44,469,169.78           44,194,934.65        (274,235.13)
Available Shared Collateral Amount                       39,969,169.78           39,694,934.65        (274,235.13)
Spread Account                                           17,147,018.89           17,198,977.51          51,958.62

Servicing Base Amount                                   450,000,000.00          450,000,000.00               0.00

Allocation Percentages
----------------------
Floating Allocation Pct                                          9.03%
Principal Allocation Pct                                         9.03%
Class A Floating Pct                                            94.00%
Class B Floating Pct                                             6.00%
Class A Principal Pct                                           94.00%
Class B Principal Pct                                            6.00%



                                          Series
 Allocations                       Trust              1994-C                    Class A            Class B
 ------------                    --------------------------------------------------------------------------------

Principal Collections            602,829,516.42          54,443,188.54           51,176,597.23       3,266,591.31

Finance Charge Collections        76,490,576.84           6,908,073.98            6,493,589.54         414,484.44
PFA Investment Proceeds                      NA                   0.00                    0.00               0.00
Reserve Account Draw                         NA                   0.00                    0.00               0.00
                                                                  ----                    ----               ----
Available Funds                                           6,908,073.98            6,493,589.54         414,484.44

Monthly Investor Obligations
----------------------------
Servicer Interchange                                        468,750.00              440,625.00          28,125.00
Monthly Interest                                          2,929,500.00            2,749,500.00         180,000.00
Monthly Servicing Fee                                       281,250.00              264,375.00          16,875.00
Defaulted Amounts                 38,785,324.27           3,502,809.11            3,292,640.56         210,168.55
                                                          ------------            ------------         ----------
                                                          7,182,309.11            6,747,140.56         435,168.55

Excess Spread                                                     0.00                    0.00               0.00
Required Amount                                             274,235.13              253,551.02          20,684.11

Cash Collateral Account
-----------------------
Cash Collateral Fee                                                                  20,343.75
Risk-Free Fee                                                                         6,393.75
Interest on CCA Draw                                                                  2,514.07
Total  Fees - Interest                                                               29,251.57


Cash Collateral Account  (continued)
-----------------------  -----------
Quarterly Excess Spread Percentage                                                      -0.72%
Principal Payment Rate Calculation                                                      12.14%
Calculated Current Month's Spread Account Cap                                            6.00%
Spread Account Cap Adjustment                                                            0.00%
Applicable Spread Account Cap Percentage                                                 6.00%
Beginning Cash Collateral Amount                                                 44,469,169.78
Required Cash Collateral Amount                                                  45,000,000.00
Cash Collateral Account Draw                                                        274,235.13
Cash Collateral Account Surplus                                                           0.00
Beginning Spread Account Balance                                                 17,147,018.89
Required Spread Account Amount                                                   27,000,000.00
Required Spread Account Draw                                                              0.00
Required Spread Account Deposit                                                   9,852,981.11
Spread Account Surplus                                                                    0.00

Monthly Principal & Controlled Deposit Amount
---------------------------------------------
Month of Accumulation                                                                     0.00
Controlled Accumulation Amount                                                  141,000,000.00
Required PFA Balance                                                                      0.00
Beginning PFA Balance                                                                     0.00
Controlled Deposit Amount                                                                 0.00
Available Investor Principal Collections                                         57,945,997.65
Principal Shortfall                                                                       0.00
Shared Principal to Other Series                                                 57,945,997.65
Shared Principal from Other Series                                                        0.00
Class A Monthly Principal                                                                 0.00
Class B Monthly Principal                                                                 0.00
Monthly Principal                                                                         0.00
PFA Deposit                                                                               0.00
PFA Withdrawal                                                                            0.00
Ending PFA Balance                                                                        0.00
Principal to Investors                                                                    0.00
Ending Class A Invested Amount                                                  423,000,000.00
Ending Class B Invested Amount                                                   27,000,000.00

Class A Accumulation Period Length
----------------------------------
Min 12 Month Historical Prin Pmt Rate                                                   10.38%
Revolving Investor Interest                                                   1,710,000,000.00
Class A Invested Amount                                                         423,000,000.00
Available Principal                                                             177,471,391.64
Class A Accumulation Period Length                                                           3

Reserve Account
---------------
Available Reserve Account Amount                                                          0.00
Covered Amount                                                                            0.00
Reserve Draw Amount                                                                       0.00
Portfolio Yield                                                                         10.75%
Reserve Account Factor                                                                  25.00%
Portfolio Adjusted Yield                                                                 0.85%
Reserve Account Funding Period Length                                                        3
Reserve Account Funding Date                                                         15-Jun-98
Weighted Average Coupon                                                                  7.81%
Required Reserve Account Amount                                                           0.00
Reserve Account Surplus                                                                   0.00
Required Reserve Account Deposit                                                          0.00
Portfolio Yield - 3 month average                                                       10.76%
Base Rate - 3 month average                                                              9.81%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                                        0.95%


BANC ONE CREDIT CARD MASTER TRUST  -  SUMMARY  REPORT
Series     1995-A

Distribution Date of:                                          15-Sep-97
Determined as of:                                              09-Sep-97
For the Monthly Period Ending:                                 31-Aug-97
Days in Interest Period (30/360)                                      30
Days in Interest Period (Actual/360)                                  31

                                                        Beginning               Ending               Change
                                                       ----------               -------             -------

Pool Balance (Principal)                            4,982,685,431.66       4,971,943,069.69    (10,742,361.97)
Excess Funding Account                                          0.00                   0.00              0.00

Invested Amount                                       380,000,000.00         380,000,000.00              0.00
Class A Invested Amount                               357,200,000.00         357,200,000.00              0.00
Class B Invested Amount                                22,800,000.00          22,800,000.00              0.00

Principal Funding Account                                       0.00                   0.00              0.00

Adjusted Invested Amount                              380,000,000.00         380,000,000.00              0.00
Class A Adjusted Invested Amount                      357,200,000.00         357,200,000.00              0.00
Class B Adjusted Invested Amount                       22,800,000.00          22,800,000.00              0.00
Enhancement Invested Amount                                     0.00                   0.00              0.00

Reserve Account                                                 0.00                   0.00              0.00

Available Cash Collateral Amount                      380,000,000.00         380,000,000.00              0.00
Available Shared Collateral Amount                     34,200,000.00          34,200,000.00              0.00
Spread Account                                        14,998,787.844          15,347,299.66        348,511.82

Servicing Base Amount                                 380,000,000.00         380,000,000.00              0.00

Allocation Percentages
----------------------
Floating Allocation Pct                                         7.63%
Principal Allocation Pct                                        7.63%
Class A Floating Pct                                           94.00%
Class B Floating Pct                                            6.00%
Class A Principal Pct                                          94.00%
Class B Principal Pct                                           6.00%


                                                       Series
Allocations                         Trust              1995-A               Class A           Class B
------------                     --------------------------------------------------------------------------

Principal Collections            602,829,516.42        45,974,248.10        43,215,793.21      2,758,454.89

Finance Charge Collections        76,490,576.84         5,833,484.69         5,483,475.61        350,009.08
PFA Investment Proceeds                      NA                 0.00                 0.00              0.00
Reserve Account Draw                         NA                 0.00                 0.00              0.00
                                                               -----                -----              ----
Available Funds                                         5,833,484.69         5,483,475.61        350,009.08

Monthly Investor Obligations
----------------------------
Servicer Interchange                                      395,833.33           372,083.33         23,750.00
Monthly Interest                                        1,950,350.00         1,830,650.00        119,700.00
Monthly Servicing Fee                                     237,500.00           223,250.00         14,250.00
Defaulted Amounts                 38,785,324.27         2,957,927.69         2,780,452.03        177,475.66
                                                        ------------         ------------        ----------
                                                        5,541,611.03         5,206,435.36        335,175.66

Excess Spread                                             469,349.33           277,040.25        192,309.08
Required Amount                                                 0.00                 0.00              0.00

Cash Collateral Account
-----------------------
Cash Collateral Fee                                                             11,452.78
Risk-Free Fee                                                                    2,945.00
Interest on CCA Draw                                                                 0.00
Monthly Cash Collateral Fee                                                     14,397.78



Cash Collateral Account  (continued)
------------------------------------
Quarterly Excess Spread Percentage                                                  1.50%
Principal Payment Rate Calculation                                                 12.14%
Calculated Current Month's Spread Account Cap                                       5.50%
Spread Account Cap Adjustment                                                       0.00%
Applicable Spread Account Cap Percentage                                            5.50%
Beginning Cash Collateral Amount                                            38,000,000.00
Required Cash Collateral Amount                                             38,000,000.00
Cash Collateral Account Draw                                                         0.00
Cash Collateral Account Surplus                                                      0.00
Beginning Spread Account Balance                                            14,998,787.84
Required Spread Account Amount                                              20,900,000.00
Required Spread Account Draw                                                         0.00
Required Spread Account Deposit                                              5,901,212.16
Spread Account Surplus                                                               0.00

Monthly Principal & Controlled Deposit Amount
---------------------------------------------
Month of Accumulation                                                                0.00
Controlled Accumulation Amount                                             119,066,666.67
Required PFA Balance                                                                 0.00
Beginning PFA Balance                                                                0.00
Controlled Deposit Amount                                                            0.00
Available Investor Principal Collections                                    48,932,175.79
Principal Shortfall                                                                  0.00
Shared Principal to Other Series                                            48,932,175.79
Shared Principal from Other Series                                                   0.00
Class A Monthly Principal                                                            0.00
Class B Monthly Principal                                                            0.00
Monthly Principal                                                                    0.00
PFA Deposit                                                                          0.00
PFA Withdrawal                                                                       0.00
Ending PFA Balance                                                                   0.00
Principal to Investors                                                               0.00
Ending Class A Invested Amount                                             357,200,000.00
Ending Class B Invested Amount                                              22,800,000.00

Class A Accumulation Period Length
----------------------------------
Min 12 Month Historical Prin Pmt Rate                                              10.38%
Revolving Investor Interest                                              1,260,000,000.00
Class A Invested Amount                                                    357,200,000.00
Available Principal                                                        130,768,393.84
Class A Accumulation Period Length                                                      3

Reserve Account
---------------
Available Reserve Account Amount                                                     0.00
Covered Amount                                                                       0.00
Reserve Draw Amount                                                                  0.00
Portfolio Yield                                                                    10.75%
Reserve Account Factor                                                             25.00%
Portfolio Adjusted Yield                                                            2.51%
Reserve Account Funding Period Length                                                   3
Reserve Account Funding Date                                                  15-Jan-2000
Weighted Average Coupon                                                             6.16%
Required Reserve Account Amount                                                      0.00
Reserve Account Surplus                                                              0.00
Required Reserve Account Deposit                                                     0.00
Portfolio Yield - 3 month average                                                  10.76%
Base Rate - 3 month average                                                         8.16%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                                   2.61%


BANC ONE CREDIT CARD MASTER TRUST  -  SUMMARY  REPORT
Series     1995-B

Distribution Date of:                                      15-Sep-97
Determined as of:                                          09-Sep-97
For the Monthly Period Ending:                             31-Aug-97
Days in Interest Period (30/360)                                  30
Days in Interest Period (Actual/360)                              31

                                                        Beginning               Ending            Change
                                                        ----------             ---------          -------
Pool Balance (Principal)                             4,982,685,431.66      4,971,943,069.69    (10,742,361.97)
Excess Funding Account                                           0.00                  0.00              0.00

Invested Amount                                        380,000,000.00        380,000,000.00              0.00
Class A Invested Amount                                357,200,000.00        357,200,000.00              0.00
Class B Invested Amount                                 22,800,000.00         22,800,000.00              0.00

Principal Funding Account                                        0.00                  0.00              0.00

Adjusted Invested Amount                               380,000,000.00        380,000,000.00              0.00
Class A Adjusted Invested Amount                       357,200,000.00        357,200,000.00              0.00
Class B Adjusted Invested Amount                        22,800,000.00         22,800,000.00              0.00
Enhancement Invested Amount                                      0.00                  0.00              0.00

Reserve Account                                                  0.00                  0.00              0.00

Available Cash Collateral Amount                        38,000,000.00         38,000,000.00              0.00
Available Shared Collateral Amount                      34,200,000.00         34,200,000.00              0.00
Spread Account                                          19,882,790.93         20,193,213.47        310,422.54

Servicing Base Amount                                  380,000,000.00        380,000,000.00              0.00


Allocation Percentages
----------------------
Floating Allocation Pct                                         7.63%
Principal Allocation Pct                                        7.63%
Class A Floating Pct                                           94.00%
Class B Floating Pct                                            6.00%
Class A Principal Pct                                          94.00%
Class B Principal Pct                                           6.00%



                                               Series
Allocations                          Trust                 1995-B               Class A           Class B
-------------                     ---------------------------------------------------------------------------
Principal Collections             602,829,516.42        45,974,248.10         43,215,793.21      2,758,454.89

Finance Charge Collections         76,490,576.84         5,833,484.69          5,483,475.61        350,009.08
PFA Investment Proceeds                       NA                 0.00                  0.00              0.00
Reserve Account Draw                          NA                 0.00                  0.00              0.00
                                                                -----                 -----             ----
Available Funds                                          5,833,484.69          5,483,475.61        350,009.08

Monthly Investor Obligations
----------------------------
Servicer Interchange                                       395,833.33            372,083.33         23,750.00
Monthly Interest                                         1,997,850.00          1,875,300.00        122,550.00
Monthly Servicing Fee                                      237,500.00            223,250.00         14,250.00
Defaulted Amounts                  38,785,324.27         2,957,927.69          2,780,452.03        177,475.66
                                                         ------------          ------------        ----------
                                                         5,589,111.03          5,251,085.36        338,025.66

Excess Spread                                              421,849.33            232,390.25        189,459.08
Required Amount                                                  0.00                  0.00              0.00

Cash Collateral Account
-----------------------
Cash Collateral Fee                                                               10,764.64
Risk-Free Fee                                                                      5,478.81
Interest on CCA Draw or Difference
 between Loan Interest and
 Deposit Interest                                                                 11,874.78
                                                                                  ---------
Monthly Cash Collateral Fee                                                       28,118.23


Cash Collateral Account  (continued)
------------------------------------
Quarterly Excess Spread Percentage                                                    1.35%
Principal Payment Rate Calculation                                                   12.14%
Calculated Current Month's Spread Account Cap                                         5.50%
Spread Account Cap Adjustment                                                         0.00%
Applicable Spread Account Cap Percentage                                              5.50%
Beginning Cash Collateral Amount                                              38,000,000.00
Required Cash Collateral Amount                                               38,000,000.00
Cash Collateral Account Draw                                                           0.00
Cash Collateral Account Surplus                                                        0.00
Beginning Spread Account Balance                                              19,882,790.93
Required Spread Account Amount                                                20,900,000.00
Required Spread Account Draw                                                           0.00
Required Spread Account Deposit                                                1,017,209.07
Spread Account Surplus                                                                 0.00

Monthly Principal & Controlled Deposit Amount
---------------------------------------------
Month of Accumulation                                                                  0.00
Controlled Accumulation Amount                                                89,300,000.00
Required PFA Balance                                                                   0.00
Beginning PFA Balance                                                                  0.00
Controlled Deposit Amount                                                              0.00
Available Investor Principal Collections                                      48,932,175.79
Principal Shortfall                                                                    0.00
Shared Principal to Other Series                                              48,932,175.79
Shared Principal from Other Series                                                     0.00
Class A Monthly Principal                                                              0.00
Class B Monthly Principal                                                              0.00
Monthly Principal                                                                      0.00
PFA Deposit                                                                            0.00
PFA Withdrawal                                                                         0.00
Ending PFA Balance                                                                     0.00
Principal to Investors                                                                 0.00
Ending Class A Invested Amount                                               357,200,000.00
Ending Class B Invested Amount                                                22,800,000.00

Class A Accumulation Period Length
----------------------------------
Min 12 Month Historical Prin Pmt Rate                                                10.38%
Revolving Investor Interest                                                  880,000,000.00
Class A Invested Amount                                                      357,200,000.00
Available Principal                                                           91,330,306.81
Class A Accumulation Period Length                                                        4

Reserve Account
---------------
Available Reserve Account Amount                                                       0.00
Covered Amount                                                                         0.00
Reserve Draw Amount                                                                    0.00
Portfolio Yield                                                                      10.75%
Reserve Account Factor                                                               33.33%
Portfolio Adjusted Yield                                                              2.36%
Reserve Account Funding Period Length                                                     3
Reserve Account Funding Date                                                    15-Mar-2000
Weighted Average Coupon                                                               6.31%
Required Reserve Account Amount                                                        0.00
Reserve Account Surplus                                                                0.00
Required Reserve Account Deposit                                                       0.00
Portfolio Yield - 3 month average                                                    10.76%
Base Rate - 3 month average                                                           8.31%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                                     2.46%


BANC ONE CREDIT CARD MASTER TRUST  -  SUMMARY  REPORT
Series     1996-A

Distribution Date of:                                        15-Sep-97
Determined as of:                                            09-Sep-97
For the Monthly Period Ending:                               31-Aug-97
Days in Interest Period (30/360)                                    30
Days in Interest Period (Actual/360)                                31

                                                         Beginning              Ending            Change
                                                       ------------             -------           -------

Pool Balance (Principal)                             4,982,685,431.66      4,971,943,069.69    (10,742,361.97)
Excess Funding Account                                           0.00                  0.00              0.00

Invested Amount                                        500,000,000.00        500,000,000.00              0.00
Class A Invested Amount                                465,000,000.00        465,000,000.00              0.00
Class B Invested Amount                                 35,000,000.00         35,000,000.00              0.00

Principal Funding Account                                        0.00                  0.00              0.00

Adjusted Invested Amount                               500,000,000.00        500,000,000.00              0.00
Class A Adjusted Invested Amount                       465,000,000.00        465,000,000.00              0.00
Class B Adjusted Invested Amount                        35,000,000.00         35,000,000.00              0.00
Enhancement Invested Amount                                      0.00                  0.00              0.00

Reserve Account                                                  0.00                  0.00              0.00

Available Cash Collateral Amount                        50,000,000.00         50,000,000.00              0.00
Available Shared Collateral Amount                      50,000,000.00         50,000,000.00              0.00
Spread Account                                          18,610,598.36         19,089,988.83        479,390.47

Servicing Base Amount                                  500,000,000.00        500,000,000.00              0.00

Allocation Percentages
----------------------
Floating Allocation Pct                                        10.03%
Principal Allocation Pct                                       10.03%
Class A Floating Pct                                           93.00%
Class B Floating Pct                                            7.00%
Class A Principal Pct                                          93.00%
Class B Principal Pct                                           7.00%




                                                        Series
Allocations                          Trust              1996-A                Class A           Class B
------------                      ---------------------------------------------------------------------------


Principal Collections             602,829,516.42        60,492,431.71         56,257,961.49      4,234,470.22

Finance Charge Collections         76,490,576.84         7,675,637.76          7,138,343.11        537,294.64
PFA Investment Proceeds                       NA                 0.00                  0.00              0.00
Reserve Account Draw                          NA                 0.00                  0.00              0.00
                                                                -----                 -----              ----
Available Funds                                          7,675,637.76          7,138,343.11        537,294.64

Monthly Investor Obligations
----------------------------
Servicer Interchange                                       520,833.33            484,375.00          36,458.33
Monthly Interest                                         2,532,135.97          2,351,382.81         180,753.16
Monthly Servicing Fee                                      312,500.00            290,625.00          21,875.00
Defaulted Amounts                  38,785,324.27         3,892,010.12          3,619,569.41         272,440.71
                                                         ------------          ------------         ----------
                                                         7,257,479.43          6,745,952.22         511,527.21

Excess Spread                                              690,599.04            392,390.89         298,208.15
Required Amount                                                  0.00                  0.00               0.00

1 Month Libor Rate                     5.652340%
------------------

Cash Collateral Account
-----------------------
Cash Collateral Fee                                                               26,909.72
Interest on CCA Draw                                                                   0.00
Total                                                                             26,909.72


Cash Collateral Account  (continued)
------------------------------------
Quarterly Excess Spread Percentage                                                    1.79%
Principal Payment Rate Calculation                                                   12.14%
Calculated Current Month's Spread Account Cap                                         4.25%
Spread Account Cap Adjustment                                                         0.00%
Applicable Spread Account Cap Percentage                                              4.25%
Beginning Cash Collateral Amount                                              50,000,000.00
Required Cash Collateral Amount                                               50,000,000.00
Cash Collateral Account Draw                                                           0.00
Cash Collateral Account Surplus                                                        0.00
Beginning Spread Account Balance                                              18,610,598.36
Required Spread Account Amount                                                21,250,000.00
Required Spread Account Draw                                                           0.00
Required Spread Account Deposit                                                2,639,401.64
Spread Account Surplus                                                                 0.00

Monthly Principal & Controlled Deposit Amount
---------------------------------------------
Month of Accumulation                                                                     0
Controlled Accumulation Amount                                                51,666,666.67
Required PFA Balance                                                                   0.00
Beginning PFA Balance                                                                  0.00
Controlled Deposit Amount                                                              0.00
Available Investor Principal Collections                                      64,384,441.83
Principal Shortfall                                                                    0.00
Shared Principal to Other Series                                              64,384,441.83
Shared Principal from Other Series                                                     0.00
Class A Monthly Principal                                                              0.00
Class B Monthly Principal                                                              0.00
Monthly Principal                                                                      0.00
PFA Deposit                                                                            0.00
PFA Withdrawal                                                                         0.00
Ending PFA Balance                                                                     0.00
Principal to Investors                                                                 0.00
Ending Class A Invested Amount                                               465,000,000.00
Ending Class B Invested Amount                                                35,000,000.00

Class A Accumulation Period Length
----------------------------------
Min 12 Month Historical Prin Pmt Rate                                                10.38%
Revolving Investor Interest                                                  500,000,000.00
Class A Invested Amount                                                      465,000,000.00
Available Principal                                                           51,892,219.78
Class A Accumulation Period Length                                                        9

Reserve Account
---------------
Available Reserve Account Amount                                                       0.00
Covered Amount                                                                         0.00
Reserve Draw Amount                                                                    0.00
Portfolio Yield                                                                      10.75%
Reserve Account Factor                                                               75.00%
Portfolio Adjusted Yield                                                              2.70%
Reserve Account Funding Period Length                                                     5
Reserve Account Funding Date                                                    15-Mar-2002
Weighted Average Coupon                                                               6.08%
Required Reserve Account Amount                                                        0.00
Reserve Account Surplus                                                                0.00
Required Reserve Account Deposit                                                       0.00
Portfolio Yield - 3 month average                                                    10.76%
Base Rate - 3 month average                                                           7.97%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                                     2.80%
